Castelle                                                            Exhibit 23.1
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                         Consent of Independent Auditors
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-75247, 333-21845 and 333-06083) of Castelle of our report dated March 29, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/PricewaterhouseCoopers LLP
San Jose, California
March 29, 2004




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